American Century Asset Allocation Portfolios, Inc. Summary Prospectus and Prospectus Supplement One Choice® Blend+ 2015 Portfolio
Supplement dated December 7, 2024 ■ Summary Prospectus and Prospectus dated December 1, 2024

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of One Choice Blend+ 2015 Portfolio will be transferred to One Choice Blend+ 2020 Portfolio in exchange for shares of One Choice Blend+ 2020 Portfolio (the “Reorganization”). The Board, including the directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders. The Reorganization does not require a shareholder vote.
The Reorganization is expected to be effective on or about April 11, 2025, as of the close of the New York Stock Exchange. One Choice Blend+ 2015 Portfolio shareholders will receive shares of equal value of the corresponding class of One Choice Blend+ 2020 Portfolio in exchange for their shares of One Choice Blend+ 2015 Portfolio. The value of a shareholder’s account will not change as a result of the transaction. At the time of the Reorganization, One Choice Blend+ 2020 Portfolio will be renamed One Choice Blend+ In Retirement Portfolio.
It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the Reorganization.
One Choice Blend+ 2015 Portfolio and One Choice Blend+ 2020 Portfolio have the same investment objectives, strategies and management fees.
One Choice Blend+ 2015 Portfolio will close to new accounts effective April 4, 2025.
For additional information about the funds, please refer to the funds’ prospectuses and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-98620 2412

American Century Asset Allocation Portfolios, Inc. Summary Prospectus and Prospectus Supplement One Choice® Blend+ 2020 Portfolio
Supplement dated December 7, 2024 ■ Summary Prospectus and Prospectus dated December 1, 2024

Effective April 11, 2025, One Choice Blend+ 2020 Portfolio will be renamed One Choice Blend+ In Retirement Portfolio. As of that date, all references to One Choice Blend+ 2020 Portfolio will be replaced with One Choice Blend+ In Retirement Portfolio.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-98621 2412